Exhibit 99.1

CVR Energy Reports 2016 Fourth Quarter and Full Year Results
And Announces Cash Dividend of 50 Cents

SUGAR LAND, Texas (Feb. 16, 2017) - CVR Energy, Inc. (NYSE: CVI) today announced full year 2016 net income of $24.7 million, or 28 cents per diluted share, on net sales of $4,782.4 million, compared to net income for full year 2015 of $169.6 million, or $1.95 per diluted share, on net sales of $5,432.5 million. Full year 2016 adjusted EBITDA, a non-GAAP financial measure, was $181.6 million compared to full year 2015 adjusted EBITDA of $498.8 million.

For the fourth quarter of 2016, the company reported net income of $7.1 million, or 8 cents per diluted share, on net sales of $1,353.4 million, compared to a fourth quarter 2015 net loss of $45 million, or 52 cents per diluted share, on net sales of $1,010.6 million.

Fourth quarter 2016 adjusted EBITDA was $22.8 million compared to adjusted EBITDA of $35.6 million for the same period a year earlier.

“CVR Refining’s Coffeyville and Wynnewood refineries performed well during the 2016 fourth quarter, posting a combined crude throughput of 207,422 barrels per day (bpd),” said Jack Lipinski, CVR Energy’s chief executive officer. “CVR Partners’ Coffeyville and East Dubuque facilities also recorded high on-stream rates for the quarter.

“CVR Energy’s fourth quarter results were negatively impacted by seasonally weak refining margins and continued high Renewable Identification Number (RIN) expenses,” Lipinski said. “In addition, low nitrogen fertilizer pricing and a decrease in ammonia shipments due to unfavorable application conditions further impacted results.”

CVR Energy also announced a fourth quarter 2016 cash dividend of 50 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on March 6, 2017, to stockholders of record on Feb. 27, 2017.

CVR Energy’s fourth quarter cash dividend brings the cumulative cash dividends paid or declared for the 2016 full year to $2.00 per share.

Today, CVR Refining and CVR Partners announced that the partnerships will not pay a cash distribution for the 2016 fourth quarter.

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported fourth quarter 2016 operating income of $15.3 million, on net sales of $1,269.4 million, compared to a fourth quarter 2015 operating loss of $135.5 million, on net sales of $948.3 million.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $7.32 in the 2016 fourth quarter, compared to $8.96 during the same period in 2015. Direct operating expenses (exclusive of depreciation and amortization), excluding major scheduled turnaround expenses, per crude oil throughput barrel, for the 2016 fourth quarter were $4.96, compared to $7.04 in the fourth quarter of 2015.

Fourth quarter 2016 throughputs of crude oil and all other feedstocks and blendstocks totaled 223,266 bpd, compared to fourth quarter 2015 throughputs of crude oil and all other feedstocks and blendstocks of 172,364 bpd.

Exhibit 99.1

Nitrogen Fertilizers Business

The fertilizer business, which is operated by CVR Partners and includes the Coffeyville and East Dubuque fertilizer facilities, reported fourth quarter 2016 operating income of $1.0 million on net sales of $84.9 million, compared to operating income of $20.4 million on net sales of $66.0 million for the fourth quarter of 2015.

For the fourth quarter of 2016, consolidated average realized gate prices for UAN and ammonia were $147 per ton and $352 per ton, respectively. Average realized gate prices for UAN and ammonia for the Coffeyville facility were $221 per ton and $479 per ton, respectively, for the same period in 2015.

CVR Partners’ fertilizer facilities produced a combined 207,600 tons of ammonia and purchased an additional 2,000 tons of ammonia during the fourth quarter of 2016, of which 62,600 net tons were available for sale while the rest was upgraded to other fertilizer products, including 330,700 tons of UAN. In the 2015 fourth quarter, the Coffeyville facility produced 116,100 tons of ammonia, of which 6,100 net tons were available for sale while the remainder was upgraded to 270,500 tons of UAN.

CVR Partners’ results include the results of the East Dubuque fertilizer facility beginning April 1, 2016.

Cash and Debt

Consolidated cash and cash equivalents, which included $314.1 million for CVR Refining and $55.6 million for CVR Partners, was $735.8 million at Dec. 31, 2016. Consolidated total debt was $1,164.6 million at Dec. 31, 2016. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Fourth Quarter 2016 Earnings Conference Call

CVR Energy previously announced that it will host its fourth quarter 2016 Earnings Conference Call for analysts and investors on Thursday, Feb. 16, at 3 p.m. Eastern. The Earnings Conference Call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.

The Earnings Conference Call will be broadcast live over the Internet at https://www.webcaster4.com/Webcast/Page/1003/19478. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at https://www.webcaster4.com/Webcast/Page/1003/19478. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13653924.

# # #

Exhibit 99.1

Forward-Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 66 percent of the common units of CVR Refining and 34 percent of the common units of CVR Partners.

For further information, please contact:

Investor Contact:
Jay Finks
CVR Energy, Inc.
(281) 207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the statements of operations and cash flow data for the year ended December 31, 2015 and the balance sheet data as of December 31, 2015).

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,353.4	$1,010.6	$4,782.4	$5,432.5
Operating costs and expenses:
Cost of materials and other	1,128.1	847.9	3,847.5	4,190.4
Direct operating expenses(1)	132.6	212.1	541.8	584.7
Depreciation and amortization	49.9	38.7	184.5	156.4
Cost of sales	1,310.6	1,098.7	4,573.8	4,931.5
Flood insurance recovery	—	—	—	(27.3)
Selling, general and administrative expenses(1)	27.5	20.4	109.1	99.0
Depreciation and amortization	2.4	2.2	8.6	7.7
Operating income (loss)	12.9	(110.7)	90.9	421.6
Interest expense and other financing costs	(27.1)	(11.9)	(83.9)	(48.4)
Interest income	0.2	0.2	0.7	1.0
Gain (loss) on derivatives, net	(14.6)	23.6	(19.4)	(28.6)
Gain (loss) on extinguishment of debt	0.2	—	(4.9)	—
Other income, net	0.3	0.2	5.7	36.7
Income (loss) before income tax expense (benefit)	(28.1)	(98.6)	(10.9)	382.3
Income tax expense (benefit)	(22.1)	(20.7)	(19.8)	84.5
Net income (loss)	(6.0)	(77.9)	8.9	297.8
Less: Net income (loss) attributable to noncontrolling interest	(13.1)	(32.9)	(15.8)	128.2
Net income (loss) attributable to CVR Energy stockholders	$7.1	$(45.0)	$24.7	$169.6

Basic and diluted earnings (loss) per share	$0.08	$(0.52)	$0.28	$1.95
Dividends declared per share	$0.50	$0.50	$2.00	$2.00

Adjusted EBITDA*	$22.8	$35.6	$181.6	$498.8
Adjusted net income (loss)*	$4.4	$(4.3)	$41.5	$235.1
Adjusted net income (loss) per diluted share*	$0.05	$(0.05)	$0.48	$2.71

Weighted-average common shares outstanding - basic and diluted	86.8	86.8	86.8	86.8

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses and selling, general and administrative expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses and selling, general and administrative expenses.

	As of December 31, 2016	As of December 31, 2015
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$735.8	$765.1
Working capital(1)	749.6	789.0
Total assets(1)	4,050.2	3,299.4
Total debt, including current portion(1)	1,164.6	667.1
Total CVR stockholders’ equity	858.1	984.1

(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03, which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction form the carrying value of the debt.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$48.6	$(75.5)	$267.5	$536.8
Investing activities	(29.4)	(76.8)	(201.4)	(150.6)
Financing activities	(46.0)	(94.6)	(95.4)	(374.8)
Net cash flow	$(26.8)	$(246.9)	$(29.3)	$11.4

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as serve as the general partner. The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Detailed operating results for the Petroleum segment for the quarter and year ended December 31, 2016 are included in CVR Refining’s press release dated February 16, 2017. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own approximately 34% of the common units as of December 31, 2016 and serve as the general partner. On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") with CVR Nitrogen, LP (formerly known as East Dubuque Nitrogen Partners, L.P. and also formerly known as Rentech Nitrogen Partners L.P.) and CVR Nitrogen GP, LLC (formerly known as East Dubuque Nitrogen GP, LLC and also formerly known as Rentech Nitrogen GP, LLC). The Nitrogen Fertilizer segment consists of a nitrogen fertilizer manufacturing facility located in Coffeyville, Kansas, and as of April 1, 2016, a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois. Detailed operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2016 are included in CVR Partners’ press release dated February 16, 2017.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2016
Net sales	$1,269.4	$84.9	$(0.9)	$1,353.4
Cost of materials and other	1,107.5	21.5	(0.9)	1,128.1
Direct operating expenses(1)	94.7	37.9	—	132.6
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	18.5	7.3	1.7	27.5
Depreciation and amortization	33.4	17.2	1.7	52.3
Operating income (loss)	$15.3	$1.0	$(3.4)	$12.9

Capital expenditures	$18.9	$5.9	$3.2	$28.0

Year Ended December 31, 2016
Net sales	$4,431.3	$356.3	$(5.2)	$4,782.4
Cost of materials and other	3,759.2	93.7	(5.4)	3,847.5
Direct operating expenses(1)	361.9	141.7	0.1	503.7
Major scheduled turnaround expenses	31.5	6.6	—	38.1
Selling, general and administrative	71.9	29.3	7.9	109.1
Depreciation and amortization	129.0	58.2	5.9	193.1
Operating income (loss)	$77.8	$26.8	$(13.7)	$90.9

Capital expenditures	$102.3	$23.2	$7.2	$132.7

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2015
Net sales	$948.3	$66.0	$(3.7)	$1,010.6
Cost of materials and other	842.8	9.5	(4.4)	847.9
Direct operating expenses(1)	103.8	23.3	0.1	127.2
Major scheduled turnaround expenses	84.9	—	—	84.9
Flood insurance recovery(2)	—	—	—	—
Selling, general and administrative	20.2	5.6	(5.4)	20.4
Depreciation and amortization	32.1	7.2	1.6	40.9
Operating income (loss)	$(135.5)	$20.4	$4.4	$(110.7)

Capital expenditures	$71.1	$4.6	$1.1	$76.8

Year Ended December 31, 2015
Net sales	$5,161.9	$289.2	$(18.6)	$5,432.5
Cost of materials and other	4,143.6	65.2	(18.4)	4,190.4
Direct operating expenses(1)	376.3	99.1	0.1	475.5
Major scheduled turnaround expenses	102.2	7.0	—	109.2
Flood insurance recovery(2)	(27.3)	—	—	(27.3)
Selling, general and administrative	75.2	20.8	3.0	99.0
Depreciation and amortization	130.2	28.4	5.5	164.1
Operating income (loss)	$361.7	$68.7	$(8.8)	$421.6

Capital expenditures	$194.7	$17.0	$7.0	$218.7

(1)	Excluding turnaround expenses.

(2)
Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC’s (“CRRM”) environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
December 31, 2016
Cash and cash equivalents	$314.1	$55.6	$366.1	$735.8
Total assets	2,331.9	1,312.2	406.1	4,050.2
Total debt, including current portion	541.5	623.1	—	1,164.6

December 31, 2015
Cash and cash equivalents	$187.3	$50.0	$527.8	$765.1
Total assets(1)	2,189.0	536.3	574.1	3,299.4
Total debt, including current portion(1)	573.8	125.0	(31.5)	667.3

(1) Prior period amounts have been retrospectively adjusted for Accounting Standard Update No. 2015-03, which requires that costs incurred to issue debt be presented in the balance sheet as a direct reduction form the carrying value of the debt.

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, of which we own a majority interest and serve as the general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter and year ended December 31, 2016 are included in CVR Refining’s press release dated February 16, 2017.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Petroleum Segment Summary Financial Results:
Net sales	$1,269.4	$948.3	$4,431.3	$5,161.9
Operating costs and expenses:
Cost of materials and other	1,107.5	842.8	3,759.2	4,143.6
Direct operating expenses(1)	94.7	103.8	361.9	376.3
Major scheduled turnaround expenses	—	84.9	31.5	102.2
Depreciation and amortization	32.6	31.5	126.3	128.0
Cost of sales	1,234.8	1,063.0	4,278.9	4,750.1
Flood insurance recovery	—	—	—	(27.3)
Selling, general and administrative expenses(1)	18.5	20.2	71.9	75.2
Depreciation and amortization	0.8	0.6	2.7	2.2
Operating income (loss)	15.3	(135.5)	77.8	361.7
Interest expense and other financing costs	(11.7)	(10.5)	(43.4)	(42.6)
Interest income	0.1	0.1	0.1	0.4
Gain (loss) on derivatives, net	(14.6)	23.6	(19.4)	(28.6)
Other income, net	0.2	0.1	0.2	0.3
Income (loss) before income tax expense	(10.7)	(122.2)	15.3	291.2
Income tax expense	—	—	—	—
Net income (loss)	$(10.7)	$(122.2)	$15.3	$291.2

Gross profit (loss)	$34.6	$(114.7)	$152.4	$439.1
Refining margin*	$161.9	$105.5	$672.1	$1,018.3
Refining margin adjusted for FIFO impact*	$139.5	$132.1	$620.0	$1,078.6
Adjusted Petroleum EBITDA*	$27.7	$16.4	$222.8	$602.0

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses. Selling, general and administrative expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization, which amounts are presented separately below selling, general and administrative expenses.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(dollars per barrel)
Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$1.81	$(7.80)	$2.10	$6.23
Gross profit (loss) excluding flood insurance recovery*	1.81	(7.80)	2.10	5.84
Refining margin*	8.49	7.16	9.27	14.45
FIFO impact (favorable) unfavorable	(1.17)	1.80	(0.72)	0.86
Refining margin adjusted for FIFO impact*	7.32	8.96	8.55	15.31
Direct operating expenses and major scheduled turnaround expenses	4.96	12.81	5.43	6.79
Direct operating expenses excluding major scheduled turnaround expenses	4.96	7.04	4.99	5.34
Direct operating expenses and major scheduled turnaround expenses per barrel sold	4.64	12.34	5.08	6.40
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$4.64	$6.79	$4.67	$5.04
Barrels sold (barrels per day)	221,921	166,168	211,643	204,708

* See "Use of Non-GAAP Financial Measures" below.

	Three Months Ended December 31,				Year Ended December 31,
	2016		2015		2016		2015
Petroleum Segment Summary Refining Throughput and Production Data (bpd):
Throughput:
Sweet	185,154	82.9%	151,215	87.7%	177,256	84.8%	176,097	86.0%
Medium	3,160	1.4%	209	0.1%	2,525	1.2%	2,460	1.2%
Heavy sour	19,108	8.6%	8,715	5.1%	18,261	8.7%	14,520	7.1%
Total crude oil throughput	207,422	92.9%	160,139	92.9%	198,042	94.7%	193,077	94.3%
All other feedstocks and blendstocks	15,844	7.1%	12,225	7.1%	11,077	5.3%	11,672	5.7%
Total throughput	223,266	100.0%	172,364	100.0%	209,119	100.0%	204,749	100.0%
Production:
Gasoline	114,682	51.1%	80,111	46.3%	108,762	51.9%	99,961	48.5%
Distillate	91,021	40.5%	70,201	40.6%	85,092	40.6%	85,953	41.7%
Other (excluding internally produced fuel)	18,782	8.4%	22,638	13.1%	15,751	7.5%	20,074	9.8%
Total refining production (excluding internally produced fuel)	224,485	100.0%	172,950	100.0%	209,605	100.0%	205,988	100.0%
Product price (dollars per gallon):
Gasoline	$1.42		$1.32		$1.34		$1.61
Distillate	1.52		1.34		1.36		1.62

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$49.29	$42.16	$43.47	$48.76
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.92	0.35	0.85	(0.28)
WTI less WCS (heavy sour)	15.04	14.45	13.95	13.20
NYMEX Crack Spreads:
Gasoline	12.96	12.79	15.42	19.89
Heating Oil	16.45	15.21	13.89	20.93
NYMEX 2-1-1 Crack Spread	14.70	14.00	14.66	20.41
PADD II Group 3 Product Basis:
Gasoline	(3.70)	0.26	(3.62)	(2.12)
Ultra Low Sulfur Diesel	(2.55)	(0.44)	(0.92)	(2.02)
PADD II Group 3 Product Crack Spread:
Gasoline	9.28	13.05	11.82	17.76
Ultra Low Sulfur Diesel	13.91	14.76	12.96	18.91
PADD II Group 3 2-1-1	11.60	13.91	12.39	18.34

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$854.7	$522.6	$2,948.9	$3,220.6
Cost of materials and other	750.6	490.5	2,513.9	2,626.1
Direct operating expenses(1)	52.0	53.5	196.4	209.1
Major scheduled turnaround expenses	—	84.9	31.5	102.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	18.4	17.5	69.7	72.1
Gross profit (loss)	33.7	(123.8)	137.4	238.4
Add:
Direct operating expenses(1)	52.0	53.5	196.4	209.1
Major scheduled turnaround expenses	—	84.9	31.5	102.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	18.4	17.5	69.7	72.1
Refining Margin*	104.1	32.1	435.0	594.5
FIFO impact, (favorable) unfavorable	(15.4)	17.4	(37.8)	38.0
Refining Margin adjusted for FIFO impact*	$88.7	$49.5	$397.2	$632.5

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit (loss)	$2.76	$(17.42)	$3.03	$5.77
Gross profit (loss) excluding flood insurance recovery*	2.76	(17.42)	3.03	5.11
Refining margin*	8.55	4.52	9.57	14.37
FIFO impact (favorable) unfavorable	(1.26)	2.45	(0.83)	0.92
Refining margin adjusted for FIFO impact*	7.29	6.97	8.74	15.29
Direct operating expenses and major scheduled turnaround expenses	4.27	19.48	5.02	7.53
Direct operating expenses excluding major scheduled turnaround expenses	4.27	7.53	4.32	5.06
Direct operating expenses and major scheduled turnaround expenses per barrel sold	3.84	18.46	4.54	6.92
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$3.84	$7.14	$3.92	$4.65
Barrels sold (barrels per day)	146,930	81,484	137,047	123,279

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,				Year Ended December 31,
	2016		2015		2016		2015
Coffeyville Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	113,243	78.4%	68,452	80.7%	104,679	78.9%	96,727	79.5%
Medium	—	—%	57	0.1%	1,229	0.9%	2,058	1.7%
Heavy sour	19,108	13.2%	8,715	10.3%	18,261	13.8%	14,520	11.9%
Total crude oil throughput	132,351	91.6%	77,224	91.1%	124,169	93.6%	113,305	93.1%
All other feedstocks and blendstocks	12,206	8.4%	7,540	8.9%	8,453	6.4%	8,400	6.9%
Total throughput	144,557	100.0%	84,764	100.0%	132,622	100.0%	121,705	100.0%
Production:
Gasoline	75,273	51.1%	36,493	42.1%	69,303	51.4%	57,815	46.5%
Distillate	60,550	41.1%	35,588	41.0%	55,790	41.4%	53,136	42.7%
Other (excluding internally produced fuel)	11,446	7.8%	14,655	16.9%	9,756	7.2%	13,503	10.8%
Total refining production (excluding internally produced fuel)	147,269	100.0%	86,736	100.0%	134,849	100.0%	124,454	100.0%

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$413.6	$424.6	$1,478.0	$1,936.9
Cost of materials and other	356.9	351.8	1,245.4	1,516.3
Direct operating expenses(1)	42.7	49.2	165.5	166.2
Major scheduled turnaround expenses	—	—	—	—
Depreciation and amortization	12.8	12.6	50.7	50.2
Gross profit	1.2	11.0	16.4	204.2
Add:
Direct operating expenses(1)	42.7	49.2	165.5	166.2
Major scheduled turnaround expenses	—	—	—	—
Depreciation and amortization	12.8	12.6	50.7	50.2
Refining Margin*	56.7	72.8	232.6	420.6
FIFO impact, (favorable) unfavorable	(7.0)	9.2	(14.2)	22.3
Refining margin adjusted for FIFO impact*	$49.7	$82.0	$218.4	$442.9

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Gross profit	$0.16	$1.44	$0.61	$7.01
Refining margin*	8.20	9.54	8.60	14.44
FIFO impact (favorable) unfavorable	(1.01)	1.20	(0.53)	0.77
Refining margin adjusted for FIFO impact*	7.19	10.74	8.07	15.21
Direct operating expenses and major scheduled turnaround expenses	6.19	6.44	6.12	5.71
Direct operating expenses excluding major scheduled turnaround expenses	6.19	6.44	6.12	5.71
Direct operating expenses and major scheduled turnaround expenses per barrel sold	6.20	6.31	6.06	5.59
Direct operating expenses excluding major scheduled turnaround expenses per barrel sold	$6.20	$6.31	$6.06	$5.59
Barrels sold (barrels per day)	74,991	84,684	74,596	81,429

* See "Use of Non-GAAP Financial Measures" below.
(1) Direct operating expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,				Year Ended December 31,
	2016		2015		2016		2015
Wynnewood Refinery Throughput and Production Data (bpd):
Throughput:
Sweet	71,911	91.4%	82,763	94.5%	72,577	94.9%	79,370	95.6%
Medium	3,160	4.0%	152	0.2%	1,296	1.7%	402	0.5%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	75,071	95.4%	82,915	94.7%	73,873	96.6%	79,772	96.1%
All other feedstocks and blendstocks	3,638	4.6%	4,685	5.3%	2,624	3.4%	3,272	3.9%
Total throughput	78,709	100.0%	87,600	100.0%	76,497	100.0%	83,044	100.0%
Production:
Gasoline	39,409	51.0%	43,618	50.6%	39,459	52.8%	42,146	51.7%
Distillate	30,471	39.5%	34,613	40.1%	29,302	39.2%	32,817	40.2%
Other (excluding internally produced fuel)	7,336	9.5%	7,983	9.3%	5,995	8.0%	6,571	8.1%
Total refining production (excluding internally produced fuel)	77,216	100.0%	86,214	100.0%	74,756	100.0%	81,534	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own approximately 34% of the common units as of December 31, 2016 and serve as the general partner. The financial and operational data for the three months and year ended December 31, 2016 include the results of the nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility") beginning on April 1, 2016, the date of the closing of the acquisition. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter and year ended December 31, 2016 are included in CVR Partners’ press release dated February 16, 2017.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$84.9	$66.0	$356.3	$289.2
Cost of materials and other	21.5	9.5	93.7	65.2
Direct operating expenses(1)	37.9	23.3	141.7	99.1
Major scheduled turnaround expenses	—	—	6.6	7.0
Depreciation and amortization	17.2	7.2	58.2	28.4
Cost of sales	76.6	40.0	300.2	199.7
Selling, general and administrative expenses	7.3	5.6	29.3	20.8
Operating income	1.0	20.4	26.8	68.7
Interest expense and other financing costs	(15.8)	(1.8)	(48.6)	(7.0)
Gain (loss) on extinguishment of debt	0.2	—	(4.9)	—
Other income, net	0.1	0.1	0.1	0.3
Income (loss) before income tax expense	(14.5)	18.7	(26.6)	62.0
Income tax expense	—	—	0.3	—
Net income (loss)	$(14.5)	$18.7	$(26.9)	$62.0

Adjusted Nitrogen Fertilizer EBITDA*	$18.3	$28.5	$92.7	$106.8

* See Use of Non-GAAP Financial Measures below.
(1) Direct operating expenses for the three months and years ended December 31, 2016 and 2015 are shown exclusive of depreciation and amortization and major scheduled turnaround expenses, which amounts are presented separately below direct operating expenses.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Nitrogen Fertilizer Segment Key Operating Statistics:

Consolidated sales (thousand tons):
Ammonia	55.7	5.4	201.4	32.3
UAN	335.1	240.7	1,237.5	939.5

Consolidated product pricing at gate (dollars per ton)(1):
Ammonia	$352	$479	$376	$521
UAN	$147	$221	$177	$247

Consolidated production volume (thousand tons):
Ammonia (gross produced)(2)	207.6	116.1	693.5	385.4
Ammonia (net available for sale)(2)(3)	62.6	6.1	183.6	37.3
UAN	330.7	270.5	1,192.6	928.6

Feedstock:
Petroleum coke used in production (thousand tons)	129.4	134.1	513.7	469.9
Petroleum coke used in production (dollars per ton)	$18	$23	$15	$25
Natural gas used in production (thousands of MMBtus)	2,124.3	—	5,596.0	—
Natural gas used in production (dollars per MMBtu)(4)	$3.30	$—	$2.96	$—
Natural gas in cost of materials and other (thousands of MMBtus)	1,876.2	—	4,618.7	—
Natural gas in cost of materials and other (dollars per MMBtus)(4)	$3.15	$—	$2.87	$—

Coffeyville Facility on-stream factor(5):
Gasification	96.1%	99.3%	96.9%	90.2%
Ammonia	91.1%	98.8%	94.9%	87.5%
UAN	93.1%	98.3%	93.1%	87.3%

East Dubuque Facility on-stream factors(5):
Ammonia	99.7%	—%	87.7%	—%
UAN	99.8%	—%	87.3%	—%

Market Indicators:
Ammonia — Southern Plains (dollars per ton)	$313	$460	$356	$510
Ammonia — Corn belt (dollars per ton)	$360	$518	$416	$566
UAN — Corn belt (dollars per ton)	$175	$250	$208	$284
Natural gas NYMEX (dollars per MMBtu)	$3.18	$2.23	$2.55	$2.63

(1)
Product pricing at gate represents net sales less freight revenue divided by product sales volume in tons and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(2)
Gross tons produced for ammonia represent total ammonia produced, including ammonia produced that was upgraded into other fertilizer products. Net tons available for sale represent the ammonia available for sale that was not upgraded into other fertilizer products.

(3)
In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 2,000 and 0 tons of ammonia during the three months ended December 31, 2016 and 2015, respectively. The Nitrogen Fertilizer segment acquired approximately 10,000 and 29,300 tons of ammonia during the years ended December 31, 2016 and 2015, respectively.

(4)	The cost per MMBtu excludes derivative activity, when applicable. The impact of natural gas derivative activity during the periods presented was not material.

(5)	On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency.

Coffeyville Facility

Excluding the impact of the Linde air separation unit outages at the Coffeyville fertilizer facility, the on-stream factors for the three months ended December 31, 2015 would have been 100.0% for gasification, 100.0% for ammonia and 99.9% for UAN.

Excluding the impact of the full facility turnaround and the Linde air separation unit outages, the on-stream factors for the year ended December 31, 2015 would have been 99.9% for gasification, 97.7% for ammonia and 97.6% for UAN.

East Dubuque Facility

Excluding the impact of the full facility turnaround at the East Dubuque fertilizer facility, the on-stream factors at the East Dubuque fertilizer facility would have been 97.8% for ammonia and 97.1% for UAN for the post-acquisition period ended December 31, 2016.

Use of Non-GAAP Financial Measures

To supplement the Company’s actual results in accordance with GAAP for the applicable periods, the Company also uses the non-GAAP financial measures noted above, which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income (loss) is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income (loss) provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income (loss) per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. Adjusted net income (loss) represents net income (loss), as adjusted, that is attributable to CVR Energy stockholders.

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss):
Income (loss) before income tax expense (benefit)	$(28.1)	$(98.6)	$(10.9)	$382.3
Adjustments:
FIFO impact (favorable) unfavorable	(22.4)	26.6	(52.1)	60.3
Share-based compensation(1)	—	3.7	—	12.8
Major scheduled turnaround expenses	—	84.9	38.1	109.2
(Gain) loss on derivatives, net	14.6	(23.6)	19.4	28.6
Current period settlement on derivative contracts(2)	1.2	8.1	36.4	(26.0)
Flood insurance recovery(3)	—	—	—	(27.3)
(Gain) loss on extinguishment of debt(4)	(0.2)	—	4.9	—
Expenses associated with the East Dubuque Merger(5)	—	0.8	3.1	2.3
Insurance recovery - Business interruption(6)	—	—	(2.1)	—
Adjusted net income (loss) before income tax expense and noncontrolling interest	(34.9)	1.9	36.8	542.2
Adjusted net income (loss) attributed to noncontrolling interest	15.5	(0.3)	(4.1)	(179.8)
Income tax benefit (expense), as adjusted	23.8	(5.9)	8.8	(127.3)
Adjusted net income (loss)	$4.4	$(4.3)	$41.5	$235.1

Adjusted net income (loss) per diluted share	$0.05	$(0.05)	$0.48	$2.71

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other at which they are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Petroleum segment's Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment’s ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment’s net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of materials and other (taking into account the impact of the utilization of FIFO) at which they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

The calculation of refining margin and refining margin adjusted for FIFO impact for the three months and years ended December 31, 2016 and 2015 is as follows:

Petroleum Segment Operating Data
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Net Sales	$1,269.4	$948.3	$4,431.3	$5,161.9
Cost of materials and other	1,107.5	842.8	3,759.2	4,143.6
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	94.7	103.8	361.9	376.3
Major schedule turnaround expenses	—	84.9	31.5	102.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	32.6	31.5	126.3	128.0
Gross profit	34.6	(114.7)	152.4	439.1
Add:
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	94.7	103.8	361.9	376.3
Major schedule turnaround expenses	—	84.9	31.5	102.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	32.6	31.5	126.3	128.0
Refining Margin	161.9	105.5	672.1	1,018.3
FIFO impact, (favorable) unfavorable	(22.4)	26.6	(52.1)	60.3
Refining Margin adjusted for FIFO impact	$139.5	$132.1	$620.0	$1,078.6

The calculation of refining margin per crude oil throughput barrel and refining margin adjusted for FIFO impact per crude oil throughput barrel for the three months and years ended December 31, 2016 and 2015 is as follows:

Petroleum Segment Operating Data
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total crude oil throughput barrels per day	207,422	160,139	198,042	193,077
Days in the period	92	92	366	365
Total crude oil throughput barrels	19,082,824	14,732,788	72,483,372	70,473,105

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin	$161.9	$105.5	$672.1	$1,018.3
Divided by: crude oil throughput barrels	19.1	14.7	72.5	70.5
Refining Margin per crude oil throughput barrel	$8.49	$7.16	$9.27	$14.45

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$139.5	$132.1	$620.0	$1,078.6
Divided by: crude oil throughput barrels	19.1	14.7	72.5	70.5
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$7.32	$8.96	$8.55	$15.31

Coffeyville Refinery
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total crude oil throughput barrels per day	132,351	77,224	124,169	113,305
Days in the period	92	92	366	365
Total crude oil throughput barrels	12,176,292	7,104,608	45,445,854	41,356,325

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin	$104.1	$32.1	$435.0	$594.5
Divided by: crude oil throughput barrels	12.2	7.1	45.4	41.4
Refining Margin per crude oil throughput barrel	$8.55	$4.52	$9.57	$14.37

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$88.7	$49.5	$397.2	$632.5
Divided by: crude oil throughput barrels	12.2	7.1	45.4	41.4
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$7.29	$6.97	$8.74	$15.29

Wynnewood Refinery
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total crude oil throughput barrels per day	75,071	82,915	73,873	79,772
Days in the period	92	92	366	365
Total crude oil throughput barrels	6,906,532	7,628,180	27,037,518	29,116,780

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin	$56.7	$72.8	$232.6	$420.6
Divided by: crude oil throughput barrels	6.9	7.6	27.0	29.1
Refining Margin per crude oil throughput barrel	$8.20	$9.54	$8.60	$14.44

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Refining Margin adjusted for FIFO impact	$49.7	$82.0	$218.4	$442.9
Divided by: crude oil throughput barrels	6.9	7.6	27.0	29.1
Refining Margin adjusted for FIFO impact per crude oil throughput barrel	$7.19	$10.74	$8.07	$15.21

Gross profit (loss) excluding flood insurance recovery is calculated as the difference between the Petroleum segment’s net sales, cost of materials and other, direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses and depreciation and amortization. Gross profit (loss) excluding flood insurance recovery per crude throughput barrel is calculated as gross profit (loss) excluding flood insurance recovery as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit (loss) excluding flood insurance recovery is a non-GAAP measure that should not be substituted for operating income (loss). Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment’s ongoing operating results. Our calculation of gross profit (loss) excluding flood insurance recovery may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. The calculation of gross profit (loss) excluding flood insurance recovery and gross profit (loss) excluding flood insurance recovery per crude oil throughput barrel for the three months and years ended December 31, 2016 and 2015 is as follows:

Consolidated Operating Data
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Net Sales	$1,269.4	$948.3	$4,431.3	$5,161.9
Cost of materials and other	1,107.5	842.8	3,759.2	4,143.6
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	94.7	188.7	393.4	478.5
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	32.6	31.5	126.3	128.0
Gross profit (loss)	34.6	(114.7)	152.4	439.1
Flood insurance recovery	—	—	—	(27.3)
Gross profit (loss) excluding flood insurance recovery	$34.6	$(114.7)	$152.4	$411.8

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Gross profit (loss) excluding flood insurance recovery	$34.6	$(114.7)	$152.4	$411.8
Divided by: Crude oil throughput barrels	19.1	14.7	72.5	70.5
Gross profit (loss) excluding flood insurance recovery per crude oil throughput barrel	$1.81	$(7.80)	$2.10	$5.84

Coffeyville Refinery
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Net Sales	$854.7	$522.6	$2,948.9	$3,220.6
Cost of materials and other	750.6	490.5	2,513.9	2,626.1
Direct operating expenses (exclusive of depreciation and amortization as reflected below)	52.0	53.5	196.4	209.1
Major schedule turnaround expenses	—	84.9	31.5	102.2
Flood insurance recovery	—	—	—	(27.3)
Depreciation and amortization	18.4	17.5	69.7	72.1
Gross profit (loss)	33.7	(123.8)	137.4	238.4
Flood insurance recovery	—	—	—	(27.3)
Gross profit (loss) excluding flood insurance recovery	$33.7	$(123.8)	$137.4	$211.1

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions, except for $ per barrel data)
Gross profit (loss) excluding flood insurance recovery	$33.7	$(123.8)	$137.4	$211.1
Divided by: Crude oil throughput barrels	12.2	7.1	45.4	41.4
Gross profit (loss) excluding flood insurance recovery per crude oil throughput barrel	$2.76	$(17.42)	$3.03	$5.11

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for consolidated (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude form their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) flood insurance recovery; (vii) business interruption insurance recovery and (viii) transaction expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders.

EBITDA for the quarter and year ended December 31, 2015 was also adjusted for share-based compensation expense in calculating Adjusted EBITDA.  Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards.  Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. For comparison purposes we have also provided Adjusted EBITDA for the quarter and year ended December 31, 2015 without adjusting for share-based compensation expense in order to provide a comparison to Adjusted EBITDA for the quarter and year ended December 31, 2016.

A reconciliation of net income attributable to CVR Energy stockholders to EBITDA and EBITDA to Adjusted EBITDA for the quarter and year ended December 31, 2016 and 2015 is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$7.1	$(45.0)	$24.7	$169.6
Add:
Interest expense and other financing costs, net of interest income	26.9	11.7	83.2	47.4
Income tax expense (benefit)	(22.1)	(20.7)	(19.8)	84.5
Depreciation and amortization	52.3	40.9	193.1	164.1
Adjustments attributable to noncontrolling interest	(37.0)	(18.7)	(127.3)	(75.2)
EBITDA	27.2	(31.8)	153.9	390.4
Add:
FIFO impact (favorable) unfavorable	(22.4)	26.6	(52.1)	60.3
Share-based compensation(1)	—	3.7	—	12.8
Major scheduled turnaround expenses	—	84.9	38.1	109.2
(Gain) loss on derivatives, net	14.6	(23.6)	19.4	28.6
Current period settlements on derivative contracts(2)	1.2	8.1	36.4	(26.0)
Flood insurance recovery(3)	—	—	—	(27.3)
(Gain) loss on extinguishment of debt(4)	(0.2)	—	4.9	—
Expenses associated with the East Dubuque Merger(5)	—	0.8	3.1	2.3
Insurance recovery - business interruption(6)	—	—	(2.1)	—
Adjustments attributable to noncontrolling interest	2.4	(33.1)	(20.0)	(51.5)
Adjusted EBITDA	$22.8	$35.6	$181.6	$498.8

Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) share-based compensation, non-cash; (iii) loss on extinguishment of debt; (iv) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude form their measures of EBITDA and adjusted EBITDA); (v) (gain) loss on derivatives, net; (vi) current period settlements on derivative contracts; (vii) flood insurance recovery; (viii) transaction expenses associated with the East Dubuque Merger and (ix) business interruption insurance recovery. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently.

A reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months and years ended December 31, 2016 and 2015 is as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Petroleum:
Petroleum net income (loss)	$(10.7)	$(122.2)	$15.3	$291.2
Add:
Interest expense and other financing costs, net of interest income	11.6	10.4	43.3	42.2
Income tax expense	—	—	—	—
Depreciation and amortization	33.4	32.1	129.0	130.2
Petroleum EBITDA	34.3	(79.7)	187.6	463.6
Add:
FIFO impact (favorable) unfavorable	(22.4)	26.6	(52.1)	60.3
Share-based compensation, non-cash	—	0.1	—	0.6
Major scheduled turnaround expenses	—	84.9	31.5	102.2
(Gain) loss on derivatives, net	14.6	(23.6)	19.4	28.6
Current period settlements on derivative contracts(2)	1.2	8.1	36.4	(26.0)
Flood insurance recovery(3)	—	—	—	(27.3)
Adjusted Petroleum EBITDA	$27.7	$16.4	$222.8	$602.0

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer net income (loss)	$(14.5)	$18.7	$(26.9)	$62.0
Add:
Interest expense and other financing costs, net	15.8	1.8	48.6	7.0
Income tax expense	—	—	0.3	—
Depreciation and amortization	17.2	7.2	58.2	28.4
Nitrogen Fertilizer EBITDA	18.5	27.7	80.2	97.4
Add:
Share-based compensation, non-cash	—	—	—	0.1
Major scheduled turnaround expenses	—	—	6.6	7.0
(Gain) loss on extinguishment of debt(4)	(0.2)	—	4.9	—
Expenses associated with the East Dubuque Merger(5)	—	0.8	3.1	2.3
Less:
Insurance recovery - business interruption(6)	—	—	(2.1)	—
Adjusted Nitrogen Fertilizer EBITDA	$18.3	$28.5	$92.7	$106.8

(1)
Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income and Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) and EBITDA for share-based compensation expense to derive Adjusted net income and Adjusted EBITDA. Adjusted net income (loss) and Adjusted EBITDA for the three months ended December 31, 2015 would have been $(6.6) million and $31.9 million, respectively, without adjusting for share-based compensation expense of $3.7 million. Additionally, Adjusted net income and Adjusted EBITDA for the year ended December 31, 2015 would have been $227.3 million and $486.0 million, respectively, without adjusting for share-based compensation expense of $12.8 million.

(2)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3)
Represents an insurance recovery from Coffeyville Resources Refining and Marketing, LLC’s environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(4)
Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(5)
On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as transaction expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(6)	CVR Partners received a business interruption insurance recovery of $2.1 million during the third quarter of 2016.